Groupon Appoints Kedar Deshpande as Chief Executive Officer
Former Zappos CEO to Join Groupon on Dec. 10

CHICAGO – December 1, 2021 – Groupon, Inc. (NASDAQ: GRPN) (“Groupon” or the “Company”) today announced its Board of Directors has appointed Kedar Deshpande as the Company’s Chief Executive Officer, effective Dec. 10, 2021. Kedar has also been appointed to the Groupon Board of Directors. Aaron Cooper, Interim CEO, will step down from his role, and is committed to helping ensure a smooth transition.

“Throughout the Board’s search process, our goal was to identify a leader who could help accelerate Groupon’s progress to become the go-to destination for local, and we are excited to welcome Kedar as Groupon’s next CEO,” said Ted Leonsis, Chairman of the Board of Directors. “Kedar has a strong track record of driving growth and operational excellence, and brings significant e-commerce leadership experience to Groupon. We believe these characteristics coupled with his passion for people and culture, will allow Kedar to successfully lead Groupon into its next chapter of growth.”

Kedar spent the last 10 years at Zappos in roles of escalating responsibility, culminating with his appointment to CEO. In addition, he held a number of other senior leadership positions across Zappos’ Marketing, Product, Tech and Service functions, including COO. Before Zappos, Kedar served as a Software Engineer for General Electric. Kedar completed his undergraduate degree in India at Dr. Babasaheb Ambedkar Marathwada University and received his MS in Computer Engineering from the University of Nevada Reno.

“Groupon is at a pivotal moment in its journey to become the destination for local, and I am honored to take on this leadership role. Local experiences create memories and forge new connections that can last a lifetime, and as an at-scale local experiences marketplace, Groupon is very well-positioned to grow by connecting more and more consumers to local merchants around the world. The company has spent the last 18 months building a strong foundation for growth and I am excited to work alongside the Groupon team and the Board to drive progress and create value for all of our stakeholders,” said Deshpande.

“Since stepping into the Interim CEO role, Aaron has successfully navigated Groupon through unprecedented challenges and opportunities created by the global pandemic. At the same time, he also helped position the company for future growth by significantly strengthening its customer and merchant value propositions,” said Leonsis. “On behalf of the Board, I want to thank Aaron for his dedication and many contributions to the company and express our appreciation that he will ensure a smooth transition.”
“It has been an honor and a privilege to work alongside the entire Groupon team over the last nearly 12 years,” said Cooper. “I remain as confident as ever about Groupon’s potential and continue to believe that the company is well positioned to become the go-to destination for local experiences. I’ll be cheering on Groupon’s every success along the way.”

About Kedar Deshpande
Prior to joining Groupon, Kedar Deshpande spent more than 10 years at Zappos in roles of escalating responsibility, culminating with his appointment to CEO of Zappos. In addition, he held a number of other senior leadership positions across Zappos’ Marketing, Product, Tech and Service functions, including COO. Before Zappos, Kedar worked as a Software Engineer for General Electric. Kedar completed his undergraduate degree in India at Dr. Babasaheb Ambedkar Marathwada University and received his MS in Computer Engineering from the University of Nevada Reno.

About Groupon
Groupon (www.groupon.com) (NASDAQ: GRPN) is an experiences marketplace where consumers discover fun things to do and local businesses thrive. For our customers, this means giving them an amazing selection of experiences at great values. For our merchants, this means making it easy for them to partner with Groupon and reach millions of consumers around the world. To find out more about Groupon, please visit press.groupon.com.

Forward-Looking Statements
The statements contained in this release that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, effects of the ongoing COVID-19 pandemic or other pandemics or disease outbreaks on our business; our ability to execute, and achieve the expected benefits of, our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate; global economic uncertainty; retaining and adding high quality merchants; retaining existing customers and adding new customers; competing successfully in our industry; providing a compelling mobile experience for our customers; managing refund risks; retaining and attracting members of our executive team and other qualified personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; exposure to greater than anticipated tax liabilities; adoption of tax legislation; our ability to raise capital if necessary; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2020 and Part II, Item 1A. Risk Factors of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021, and our other filings with the Securities and Exchange Commission (the "SEC"), copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although Groupon believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither Groupon nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect our expectations as of December 1, 2021. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.
Investor Relations Contact:
Jennifer Beugelmans or Jordan Kever
ir@groupon.com

Media Relations Contact:
Nick Halliwell
press@groupon.com